UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23159

Date of Notification:  March 29, 2021

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Credit Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Ryan Del Giudice
Ryan Del Giudice
Assistant Secretary

GRIFFIN INSTITUTIONAL ACCESS® CREDIT FUND	SPRING 2021

Investor Update

Class I Shares (NASDAQ: CRDIX) Through 2/28/21[1]
Since Inception Performance[1]
Cumulative Return	23.25%
Annualized Return	5.48%
Portfolio Highlights[2] As of 12/31/20
6.48% Q4 Annualized Distribution Rate (Class I Share)
$580.99M Total Investment Exposure[3]
0.97 Average Duration (Years)
68% Floating Rate Securities[4]

Distribution rates are not performance and reflect the applicable quarter’s cumulative distribution rate when annualized. The cumulative distribution rate for the quarter presented represents the sum of the daily dividend distribution rate as calculated by dividing the daily dividend per share by the daily net asset value (NAV) per share, for each respective class, for each day in the quarter for which a daily dividend is declared. Shareholders should not assume that the source of a distribution from the Fund is net profit or income. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment) and should not be confused with yield or income. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense support for any specified period of time.

March 29, 2021

Dear Fellow Shareholders,

We are pleased to present the Spring 2021 Investor Update for Griffin Institutional Access® Credit Fund (the “Fund”). We greatly appreciate the support of our shareholders and will remain true to our stated investment objective of generating a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

We believe the Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP—has continued to construct a well-diversified alternative credit portfolio. The portfolio composition is ultimately determined through both fundamental quantitative and qualitative analysis to determine what we believe is the optimal mix of securities across global markets with the potential to deliver the best risk-adjusted returns for investors.

Randy I. Anderson, Ph.D., CRE Chief Executive Officer Griffin Capital Asset Management Company Founding Partner Griffin Institutional Access Credit Fund

Investment Performance and Positioning5

Griffin Institutional Access Credit Fund carried its strong performance into 2021, posting a 4.35% return in the trailing three-months ending February 28, 2021 and outperforming leveraged loans (S&P/LSTA Leveraged Loan Index) by 1.20%, and high-yield bonds (ICE BAML U.S. High Yield Index) by 1.70% over the same period.

Past performance is no guarantee of future results. All metrics are based on Class I shares. The Fund offers five share classes: CRDTX (Class A), CGCCX (Class C), CRDFX (Class F), CRDIX (Class I), and CRDLX (Class L). Class F shares are offered only pursuant to the Fund’s dividend reinvestment policy. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION (4/3/17 TO 2/28/21)[1]

Growth of a Hypothetical $10,000 Investment Since Fund Inception
Time Period 4/3/17 to 2/28/21

Performance1
As of 2/28/21

Class I Share (NASDAQ: CRDIX)
1-Year	6.67%
Annualized Return Since Inception (4/3/17)	5.48%
Cumulative Return Since Inception (4/3/17)	23.25%

Past performance is not a guarantee of future results. All metrics are based on Class I shares. From the Fund’s inception on 4/3/17 to 2/28/21, the S&P/LSTA Leveraged Loan Index had an annualized return of 4.29% and the Bloomberg Barclays U.S. Aggregate Bond Index had an annualized return of 4.20%. As of 2/28/21, the S&P/LSTA Leveraged Loan Index had a one-year return of 5.78% and the Bloomberg Barclays U.S. Aggregate Bond Index had a one-year return of 1.38%. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance, nor does it represent actual performance of the Fund’s Adviser or Sub-Adviser.

Additionally, the Fund’s leveraged loan and high-yield bond portfolios outperformed their respective markets and contributed to absolute performance during this time period. The Fund’s selective exposure to lower-rated credit holdings has also benefited Fund performance, as this exposure has generally outpaced the performance of the Fund’s high-quality credit holdings. In addition, the Fund’s CLO portfolio continued to perform well as the rebound in loan pricing, among other factors, has benefited the CLO markets. The Fund’s direct lending portfolio was also accretive to performance and has delivered consistent income thus far in 2021.

From a general positioning perspective, the Fund continues to be overweight floating rate corporate credit, primarily in syndicated leveraged loans and private debt. After adding to high-yield bonds for much of 2020, and in turn benefitting performance, the Fund began to selectively trim its high-yield bond exposure early this year to take advantage of market strength in the asset class. Within the Fund’s corporate credit portfolio, the Fund continues to favor single B and CCC credits over BB-rated credits. Within the Fund’s CLO portfolio, the Fund’s allocation consists primarily of mezzanine debt tranches which have recovered markedly but still trade at discounts to par. Early in the year, we began adding to BBB-rated CLOs, which we believe provide attractive carry and convexity relative to the higher-quality segments of corporate credit. In addition, as we’ve noted in past writings, we are optimistic about the steadily increasing pipeline of new opportunities in the direct lending space, and in that regard the Fund has been actively adding to its direct lending exposure. We are observing generally wider spreads in the direct lending pipeline compared to pre-pandemic levels which may offer the potential for enhanced income generation moving forward.

Market Overview and Outlook5

Alternative credit markets have performed well in 2021 as the economic recovery has picked up pace primarily driven by increasing vaccine dissemination across the globe and a sizable stimulus package recently approved in the U.S. That said, interest rates began to increase recently with the expectation of higher inflation, introducing additional volatility, which has periodically interrupted the upward trend in asset prices. Leveraged loans, represented by the S&P / LSTA Leveraged Loan Index, and high-yield bonds, represented by the ICE Bank of America Merrill Lynch U.S. High Yield Index, returned 3.15% and 2.65%, respectively, in the three-month period ending February 28, 2021. Consistent with the broader risk rally, lower-quality assets outperformed, continuing a trend that began in the second half of 2020. Higher-quality bonds were especially vulnerable in recent weeks as the increase in interest rates negatively impact the prices of longer duration assets.

Globally, we have observed continued progression towards reopening and increased liquidity in the market, all of which, in our opinion, are attractive for alternative credit today. Additionally, low but gradually rising interest rates and the potential for inflation are causing investors to seek floating rate assets and, in particular, floating rate debt in an effort to generate enhanced income and protect principal value. The Fund’s preference for floating rate assets (68% as of 12/31/20) and relatively low duration (0.97 years as of 12/31/20) should position the portfolio well if inflation begins to materialize.

Past performance is not a guarantee of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

We remain constructive on the Fund’s broad portfolio positioning which offers the portfolio management team the ability to actively manage the portfolio in the event of increased volatility. The Fund’s current positioning may also allow the Fund to increase its direct lending exposure, which we view as particularly attractive today. We remain confident that Bain Capital Credit’s deep industry and company knowledge will potentially allow the Fund to identify and capitalize on dispersion across market, sector, and alternative credit instruments. In our view, these factors provide a unique advantage to investors seeing favorable risk-adjusted returns.

On behalf of the Fund’s management team, we would like to thank you for your continued support and confidence in the Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Chief Executive Officer, Griffin Capital Asset Management Company, LLC
Founding Partner, Griffin Institutional Access Credit Fund

Griffin Institutional Access Credit Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

Diversification does not eliminate the risk of experiencing investment losses.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

ENDNOTES

1.	Fund inception 4/3/2017. Data source: Morningstar Direct. Performance data uses the Fund’s Class I share (NASDAQ: CRDIX) and reflects the reinvestment of dividends and other distributions. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP.
2.	Data source: Griffin Capital Credit Advisor, LLC.
3.	Total Investment Exposure is the total of the Fund’s net assets plus exposure gained through the use of total return swaps at the notional value of the swaps. A total return swap is a derivatives contract in which one party makes payments to the counterparty in exchange for the total return of the swap reference asset.
4.	Based on the Fund’s total market value exposure to debt securities including exposure to debt securities gained through the Fund’s use of total return swaps.
5.	Represents the views of Bain Capital Credit and Griffin Capital at the time of this letter and is subject to change. Data as of December 31, 2020 unless otherwise stated. Source: JPM, unless otherwise noted. Leveraged loans represented by the S&P/LSTA Leveraged Loan Index (“LSTA”) and high-yield bonds represented by the ICE BAML U.S. High Yield Index (“BAML”).

GLOSSARY

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of a 1%, or 0.01%.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market. Bond: A debt instrument, also considered a loan, that an investor makes to a corporation, government, federal agency or other organization (known as an issuer) in which the issuer typically agrees to pay the owner the amount of the face value of the bond on a future date, and to pay interest at a specified rate at regular intervals.

Bond Rating: A method of evaluating the quality and safety of a bond. This rating is based on an examination of the issuer’s financial strength and the likelihood that it will be able to meet scheduled repayments. Ratings range from AAA (best) to D (worst). Bonds receiving a rating of BB or below are not considered investment grade because of the relative potential for issuer default.

Collateralized Loan Obligation (CLO): A structured credit security backed by a pool of bank loans, structured so there are several classes of bondholders with varying maturities, called tranches. Debt and equity securities of CLOs are sold in tranches where each CLO tranche has a different priority on distributions, unique risk exposures, and yield expectations based on the tranche’s place in the capital structure. Distributions begin with the senior debt tranches (CLO debt) and flow down to the equity tranches (CLO equity). Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Duration: A measure of how sensitive the price of a debt instrument (such as a bond) is to a change in interest rates and is measured in years.

High-Yield Bond: A bond issued by an issuer that is considered a credit risk by a Nationally Recognized Statistical Rating Organization, as indicated by a low bond rating (e.g., “Ba” or lower by Moody’s Investors Services, or “BB” or below by Standard & Poor’s Corporation). Because of this risk, a high-yield bond generally pays a higher return (yield) than a bond with an issuer that carries lower default risk. Also known as a “junk” bond.

Middle-Market Direct Lending: A form of lending in which non-bank lenders loan money to mid-sized or middle- market companies. Middle-market companies are typically defined as those with earnings before interest, taxes, depreciation and amortization (EBITDA) between $10 million and $150 million.

ICE Bank of America Merrill Lynch U.S. High Yield Index: Tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

S&P/LSTA Leveraged Loan Index: A daily total return index that uses mark-to-market pricing to calculate market value change. It tracks, on a real-time basis, the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access Credit Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

Performance reflects management fees and other expenses. Performance uses the Class I share (NASDAQ: CRDIX) of Griffin Institutional Access Credit Fund. Investors of the Class I share do not pay a front-end sales charge/load. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was April 3, 2017. Per the Fund’s prospectus dated April 30, 2020, the total annual expense ratio (after fee waiver and reimbursement) is 2.36% for Class I shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The Adviser and Fund have entered into an expense limitation agreement until at least April 30, 2021 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 2.35% for Class I shares, subject to possible recoupment from the Fund in future years. Separate of the expense limitation agreement, commencing on August 26, 2019, the Adviser voluntarily absorbs Fund expenses in excess of 1.25% and will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time. Prior to August 26, 2019 and since the commencement of the operations of the Fund, the Adviser has borne all of the operating expenses of the Fund and waived its entire management fee. Without the waiver the expenses would have been higher. Fund returns would have been lower had expenses, such as management fees, not been waived during the period. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of voluntary expense support provided by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. Fund distributions would have been lower had expenses, such as management fees, not been waived during the period and the Adviser is under no obligation to continue its voluntary expense support for any specified period of time. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed. The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund intends to distribute as of the last business day of each quarter. The Fund intends to declare and pay distributions from its net investment income, however, the amount of distributions that the Fund may pay, if any, is uncertain. Shareholders should not assume that the source of a distribution from the Fund is net profit. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment) and not a return of net profit. The sources of distributions may vary periodically. Please refer to the Fund’s most recent Section 19(a) notice, if applicable, at www.griffincapital.com or the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for the sources of distributions.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and pricing risk (i.e., derivatives may be difficult to value). Derivatives may also be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy). Investing in derivatives could substantially increase the impact of adverse price movements on the Fund’s portfolio. Derivatives are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. It may not be possible for the Fund to liquidate a derivative position at an advantageous time or price, which may result in significant losses. These investments give the Fund investment exposure that is greater than the investment amount. There is no guarantee that the Fund’s leverage strategy will be successful.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

The Fund is advised by Griffin Capital Credit Advisor, LLC (“GCCA”). GCCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund is sub-advised by BCSF Advisors, LP (“BCSF”). BCSF is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. BCSF is an affiliate of Bain Capital Credit, LP. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

GRIFFIN CAPITAL SECURITIES

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA.) is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

©2021 Griffin Institutional Access Credit Fund.
All rights reserved.

IU-CR381 (032621) | GCC000574 | Exp. 03.31.22

CF-IU115434W (0321)

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE

DISREGARD THIS NOTICE**

March 29, 2021

Dear Griffin Institutional Access Credit Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Griffin Institutional Access Credit Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 29, 2021 and end on May 6, 2021. If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the attached Repurchase Request Form.

IMPORTANT

All Repurchase Requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer Statement, Repurchase Request Form, or contact your Financial Intermediary. If you own shares directly with the Fund, you may contact us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Credit Fund

PAGE 1 OF 5	CF-IU110702W (0221)

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
REPURCHASE OFFER

1 THE OFFER	Griffin Institutional Access Credit Fund (the "Fund") is offering to repurchase, for cash, up to 5% of the Fund's issued and outstanding shares (Class A, Class C, Class F, Class I and Class L shares) ("Repurchase Offer Amount") as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value ("NAV") of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2 NET ASSET VALUE	The Fund's NAV on March 22, 2021 of the Class A shares (CRDTX) was $24.28 per share, of the Class C shares (CGCCX) was $24.28 per share, of the Class F shares (CRDFX) was $24.28 per share, of the Class I shares (CRDIX) was $24.28 per share and of the Class L shares (CRDLX) was $24.27 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund's NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All Repurchase Requests must be received in good order prior to 4:00 p.m., Eastern Time, on May 6, 2021.

4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined on May 6, 2021 (the "Repurchase Pricing Date"). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.

5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. If you own less than one hundred (100) shares through a Financial Intermediary and tender all shares for repurchase, and those shares are held by a Financial Intermediary in an omnibus account, it may not be possible for your shares to be redeemed in full prior to any proration of repurchase requests received from all other shareholders. Therefore, in that situation, your shares may not be fully redeemed, and you may continue to hold shares in the Fund through your Financial Intermediary.

There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 6, 2021.
PAGE 2 OF 5	CF-IU110702W (0221)

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER	The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

● If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

● For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

● For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class F, Class I and Class L shares; and

● For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.

10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class F, Class I and Class L shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.

12 REPURCHASE REQUESTS IN PROPER FORM	All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate). Repurchase requests due to death are intended for natural persons. The dissolution of an entity or similar situations generally do not qualify. Notice must be given to the Fund as soon as practicable but no later than the second repurchase offer deadline following the date of shareholder death to ensure timely processing of repurchase requests due to death. This timeline will be strictly observed. Should this timeline not be adhered to, there is no guarantee a shareholder’s descendants will be able to sell all shares they desire to sell in the event shareholders tender for repurchase more than the repurchase offer amount and the Fund repurchases shares on a pro rata basis.

None of the Fund, Griffin Capital Credit Advisor, LLC (the “Adviser”), BCSF Advisors, LP (the “Sub-Adviser”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Adviser, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

PAGE 3 OF 5	CF-IU110702W (0221)

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, THURSDAY, MAY 6, 2021

REGULAR MAIL:	OVERNIGHT MAIL:
Griffin Institutional Access Credit Fund	Griffin Institutional Access Credit Fund
c/o DST Systems, Inc.	c/o DST Systems, Inc.
PO Box 219133	430 W 7th Street
Kansas City, MO 64121-9133	Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the outstanding shares of the Griffin Institutional Access Credit Fund, and that if shareholders request to repurchase more than the Repurchase Offer Amount, the Fund may repurchase shares on a pro rata basis which may result in the Fund not repurchasing the full amount of the shares that I am requesting.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

NAME(S) OF REGISTERED SHAREHOLDERS

ACCOUNT NUMBER	INVESTOR ADDRESS	DAYTIME TELEPHONE NUMBER

SHARES TENDERED (Check one share class, reason for repurchase, and the number of shares or dollar amount as appropriate)

Class of Shares to be Tendered:
[ ] Class A Shares (CRDTX)	[ ] Class C Shares (CGCCX)	[ ] Class F Shares (CRDFX)
[ ] Class I Shares (CRDIX)	[ ] Class L Shares (CRDLX)

(if tendering more than one share class, please submit a separate form for each share class)

Reason for Repurchase:
[ ] Standard Repurchase	[ ] Repurchase Due to Death*

Tender Amount:
[ ] Full Tender:	Please tender all shares in my account.
[ ] Partial Tender:	Please tender ___________ shares from my account.
[ ] Dollar Amount:	Please tender enough shares to net $ __________.
For Internal Use Only

*	Requests due to death are intended for natural persons and will require additional supporting documents. Please see the “Repurchase Requests in Proper Form” section in the Repurchase Offer Statement for further information and instructions.
PAGE 4 OF 5	CF-IU110702W (0221)

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY A FULL REPURCHASE, NUMBER OF SHARES, OR A DOLLAR AMOUNT WILL BE REJECTED.

2.	THIS FORM MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN 4:00 P.M. EASTERN TIME ON THE REPURCHASE REQUEST DEADLINE. REPURCHASE REQUESTS RECEIVED BY THE TRANSFER AGENT CANNOT BE REVOKED AFTER THE REPURCHASE REQUEST DEADLINE

3.	ANY REQUEST RECEIVED OUTSIDE OF AN ACTIVE REPURCHASE PERIOD OR REQUESTS FOR FUTURE REPURCHASE PERIODS WILL BE REJECTED.

4.	ALTERATIONS TO THIS FORM ARE PROHIBITED AND THE REQUEST WILL BE REJECTED.

5.	TO PREVENT BACKUP WITHHOLDING PLEASE ENSURE THAT A COMPLETED AND SIGNED APPLICATION FORM OR A FORM W-9 (OR FORM W-8 FOR NON-U.S. SHAREHOLDERS) HAS BEEN SUBMITTED PREVIOUSLY.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature and certification:

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account.

I acknowledge that:

●	Provision of this form should not be construed to cause the Fund, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

●	I certify that I am authorized to make these elections and that all information provided is true and accurate.

●	No tax or legal advice has been given to me by the Transfer Agent, the Custodian, the Fund, or any agent of either of them, and that all decisions regarding the elections made on this form are my own.

●	The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.

●	I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.

●	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature		Date

Print name:	Telephone Number:

Signature (if joint account both must sign)		Date

Print name:	Telephone Number:

PAGE 5 OF 5	CF-IU110702W (0221)